AMENDMENT

THIS AMENDMENT is made as of the 13 day of October  , 2005, between Alexa Springs, Inc. (“Lessee”), and General Electric Capital Corporation (“Lessor”) in connection with that certain Amended and Restated Equipment Schedule No. 001, dated October 26, 2004 to the Amended and Restated Master Lease Agreement dated October 26, 2004 (“Agreement"). The terms of this Amendment are hereby incorporated into the Agreement as though fully set forth therein.

Section B. “Financial Terms”
Subsection 4. “Basic Term Lease Rate Factors”
Currently states:	0.01461081

Shall be amended to state: 11 Rentals @ 0.01461081

1 Rental @ 0.401549635

72 Rentals @ 0.009240115

Subsection 10. “Option Payment”
Currently States:	$250,000.00

Shall be amended to State: $1.00

The following subsection shall be added to the Agreement:

Subsection 15. “Amendment Fees”

Lessee agrees and acknowledges that Lessor has fully earned an Amendment Fee of Twenty Thousand and 00/100 dollars ($20,000.00) upon execution of this Amendment. This fee shall be due and payable as follows:

$5,000.00 $5,000.00 $5,000.00 $5,000.00	November 1, 2005 November 15, 2005 December 1, 2005 December 15, 2005

Section F. “Stipulated Loss and Termination Value Table”

Shall be deleted and replaced in its entirety by the table on Exhibit A attached hereto:

Section G: “Modifications and Additions for This Schedule Only”

“Lease Term Options”

The first sentence currently states:

“Lessee hereby irrevocably agrees to purchase the Equipment upon the expiration of the Basic Term. Lessee shall pay the Lessor the purchase price of Two Hundred Fifty Thousand and 00/100dollars ($250,000.00) in cash for the Equipment, on or before November 10, 2011.”

Shall be amended to state:

“Lessee hereby irrevocably agrees to purchase the Equipment upon the expiration of the Basic Term. Lessee shall pay the Lessor the purchase price of One and 00/100 dollars ($1.00) in cash for the Equipment, on or before November 10, 2011.”

TERMS USED, BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE AGREEMENT. EXCEPT AS EXPRESSLY AMENDED HEREBY, THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by signature of their respective authorized representative set forth below.

LESSOR:	LESSEE:
General Electric Capital Corporation	Alexa Springs, Inc.

By: /s/ Jeff McCoy

By: /s/ Marshall Sorokwasz

Name: Jeff McCoy, Vice President Name: Marshall Sorokwasz, President

Title	Title
Date: October 13	, 2005	Date: October 13	, 2005

Exhibit A
To the Lease Amendment
Dated October ____, 2005

Stipulated Loss and Termination Value Table*

Basic Rental 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 36.416 38 35.768 39 35.115 40 34.458 41 33.795 42 33.127	Termination Value Percentage	Stipulated
Loss Value
Percentage
101.011
100.293
99.570
98.841
98.107
97.368
96.622
95.872
95.115
94.353
93.585
54.117
53.580
53.040
52.496
51.947
51.394
50.837
50.276
49.711
49.141
48.567
47.989
47.406
46.819
46.227
45.631
45.031
44.425
43.816
43.201
42.582
41.958
41.330
40.697
40.059
39.416
38.768
38.115
37.458
36.795
36.127

Basic Rental	Termination Value Percentage	Stipulated Loss Value Percentage

43 32.455 35.455

44 31.777 34.777

45 31.094 34.094

46 30.406 33.406

47 29.712 32.712

48 29.014 32.014

49 28.310 31.310

50 27.600 30.600

51 26.886 29.886

52 26.166 29.166

53 25.440 28.440

54 24.709 27.709

55 23.973 26.973

56 23.230 26.230

57 22.483 25.483

58 21.729 24.729

59 20.970 23.970

60 20.205 23.205

61 19.434 22.434

62 18.658 21.658

63 17.875 20.875

64 17.087 20.087

65 16.292 19.292

66 15.492 18.492

67 14.685 17.685

68 13.873 16.873

69 13.054 16.054

70 12.229 15.229

71 11.398 14.398

72 10.560 13.560

73 9.716 12.716

74 8.866 11.866

75 8.009 11.009

76 7.146 10.146

77 6.276 9.276

78 5.400 8.400

79 4.517 7.517

80 3.627 6.627

81 2.731 5.731

82 1.827 4.827

83 0.917 3.917

84 0.000 3.000